EFFECTIVE May 9, 2006, THE
COMPANYS NAME HAS CHANGED
FROM UNITED OVERSEAS LAND
LIMITED TO UOL GROUP LIMITED.


EXHIBIT A

AMERICAN DEPOSITARY SHARES
(Each American Depositary
Share represents four (4)
deposited Shares)


THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR ORDINARY SHARES
PAR VALUE OF SG$1.00 EACH OF
UNITED OVERSEAS LAND LIMITED
(INCORPORATED UNDER THE LAWS
OF SINGAPORE)

		The Bank of New
York, as depositary
(hereinafter called the
Depositary), hereby certifies
that ___________
______________________________
______________, or registered
assigns IS THE OWNER OF
_____________________________



AMERICAN DEPOSITARY SHARES


representing deposited
ordinary shares of par value
SG$1.00 each (herein called
Shares) of United Overseas
Land  Limited, incorporated
under the laws of Singapore
(herein called the Company).
At the date hereof, each
American Depositary Share
represents four (4) Shares
deposited or subject to
deposit under the Deposit
Agreement (as such term is
hereinafter defined) at the
principal Singapore office of
United Overseas Bank Limited
(herein called the Custodian).
 The Depositarys Corporate
Trust Office is located at a
different address than its
principal executive office.
Its Corporate Trust Office is
located at 101 Barclay Street,
New York, N.Y. 10286, and its
principal executive office is
located at 48 Wall Street, New
York, N.Y. 10286.





THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
N.Y. 10286



1.		THE DEPOSIT
AGREEMENT.

		This American
Depositary Receipt is one of
an issue (herein called
Receipts), all issued and to
be issued upon the terms and
conditions set forth in the
deposit agreement, dated as of
October 24, 1997 (herein
called the Deposit Agreement),
by and among the Company, the
Depositary, and all Owners and
Beneficial Owners from time to
time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to
become a party thereto and
become bound by all the terms
and conditions thereof.  The
Deposit Agreement sets forth
the rights of Owners and
Beneficial Owners of the Re-
ceipts and the rights and
duties of the Depositary in
respect of the Shares
deposited thereunder and any
and all other securities,
property and cash from time to
time received in respect of
such Shares and held
thereunder (such Shares, se-
curities, property, and cash
are herein called Deposited
Securities).  Copies of the
Deposit Agreement are on file
at the Depositarys Corporate
Trust Office in New York City
and at the office of the
Custodian.

		The statements made
on the face and reverse of
this Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms defined in
the Deposit Agreement and not
defined herein shall have the
meanings set forth in the
Deposit Agreement.

            2.		SURRENDER OF
RECEIPTS AND WITHDRAWAL OF
SHARES.

		Upon surrender at
the Corporate Trust Office of
the Depositary of this
Receipt, and upon payment of
the fee of the Depositary
provided in this Receipt, and
subject to the terms and
conditions of the Deposit
Agreement, the Owner hereof is
entitled to delivery, to him
or upon his order, of the
Deposited Securities at the
time represented by the
American Depositary Shares for
which this Receipt is issued.
 Delivery of such Deposited
Securities may be made by the
delivery of (a) certificates
in the name of the Owner
hereof or as ordered by him or
certificates properly endorsed
or accompanied by proper
instruments of transfer and
(b) any other securities,
property and cash to which
such Owner is then entitled in
respect of this Receipt.  Such
delivery will be made at the
option of the Owner hereof,
either at the office of the
Custodian or at the Corporate
Trust Office of the De-
positary, provided that the
forwarding of certificates for
Shares or other Deposited
Securities for such delivery
at the Corporate Trust Office
of the Depositary shall be at
the risk and expense of the
Owner hereof.

            3.		TRANSFERS,
SPLITUPS, AND COMBINATIONS OF
RECEIPTS.

		The transfer of this
Receipt is registrable on the
books of the Depositary at its
Corporate Trust Office by the
Owner hereof in person or by a
duly authorized attorney, upon
surrender of this Receipt
properly endorsed for transfer
or accompanied by proper
instruments of transfer and
funds sufficient to pay any
applicable transfer taxes and
the expenses of the Depositary
and upon compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts, or may be combined
with other such Receipts into
one Receipt, evidencing the
same aggregate number of
American Depositary Shares as
the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of
transfer, splitup,
combination, or surrender of
any Receipt or withdrawal of
any Deposited Securities, the
Depositary, the Custodian, or
Registrar may require payment
from the depositor of the
Shares or the presentor of the
Receipt of a sum sufficient to
reimburse it for any tax,
stamp duty or other
governmental charge and any
stock transfer or registration
fee with respect thereto
(including any such tax or
charge and fee with respect to
Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in
this Receipt, may require the
production of proof
satisfactory to it as to the
identity and genuineness of
any signature and may also
require compliance with any
regulations the Depositary may
establish consistent with the
provisions of the Deposit
Agreement or this Receipt,
including, without limitation,
this Article 3.

		The delivery of
Receipts against deposit of
Shares generally or against
deposit of particular Shares
may be suspended, or the
transfer of Receipts in
particular instances may be
refused, or the registration
of transfer of outstanding
Receipts generally may be
suspended, during any period
when the transfer books of the
Depositary are closed, or if
any such action is deemed
necessary or advisable by the
Depositary or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this Receipt, or
for any other reason, subject
to the provisions of Article
24 hereof.  Notwithstanding
anything to the contrary in
the Deposit Agreement or this
Receipt, the surrender of
outstanding Receipts and
withdrawal of Deposited
Securities may not be
suspended subject only to (i)
temporary delays caused by
closing the transfer books of
the Depositary or the Company
or the deposit of Shares in
connection with voting at a
shareholders meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and
similar charges, and (iii)
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal
of the Deposited Securities.
Without limitation of the
foregoing, the Depositary
shall not knowingly accept for
deposit under the Deposit
Agreement any Shares required
to be registered under the
provisions of the Securities
Act of 1933, unless a
registration statement is in
effect as to such Shares.

            4.		LIABILITY OF
OWNER OR BENEFICIAL OWNER FOR
TAXES.

		If any tax or other
governmental charge shall be-
come payable with respect to
any Receipt or any Deposited
Securities represented hereby,
such tax or other governmental
charge shall be payable by the
Owner or Beneficial Owner
hereof to the Depositary.  The
Depositary may refuse to ef-
fect any transfer of this
Receipt or any withdrawal of
Deposited Securities
represented by American
Depositary Shares evidenced by
such Receipt until such
payment is made, and may
withhold any dividends or
other distributions, or may
sell for the account of the
Owner or Beneficial Owner
hereof any part or all of the
Deposited Securities
represented by the American
Depositary Shares evidenced by
this Receipt, and may apply
such dividends or other
distributions or the proceeds
of any such sale in payment of
such tax or other governmental
charge and the Owner or
Beneficial Owner hereof shall
remain liable for any
deficiency.

            5.		WARRANTIES ON
DEPOSIT OF SHARES.

		Every person
depositing Shares under the
Deposit Agreement shall be
deemed thereby to represent
and warrant that such Shares
and each certificate therefor
are validly issued, fully
paid, nonassessable, and free
of any preemptive rights of
the holders of outstanding
Shares and that the person
making such deposit is duly
authorized so to do.  Every
such person shall also be
deemed to represent that such
Shares and the Receipts
evidencing American Depositary
Shares representing such
Shares would not be Restricted
Securities.  Such
representations and warranties
shall survive the deposit of
Shares and issuance of
Receipts.

            6.		FILING PROOFS,
CERTIFICATES, AND OTHER INFOR-
MATION.

		Any person
presenting Shares for deposit
or any Owner or Beneficial
Owner of a Receipt may be
required from time to time to
file with the Depositary or
the Custodian such proof of
citizenship or residence,
exchange control approval, or
such information relating to
the registration on the books
of the Company or the Foreign
Registrar, if applicable, to
execute such certificates and
to make such representations
and warranties, as the
Depositary or the Company may
deem necessary or proper.  The
Depositary may withhold the
delivery or registration of
transfer of any Receipt or the
distribution of any dividend
or sale or distribution of
rights or of the proceeds
thereof or the delivery of any
Deposited Securities until
such proof or other
information is filed or such
certificates are executed or
such representations and
warranties made.  If requested
in writing, the Depositary
shall provide the Company, at
the expense of the Company, in
a timely manner, with copies
of originals of (i) any such
proofs of citizenship or
residence, or exchange control
approval that it receives, and
(ii) any other information or
documents that the Company may
reasonably request and the
Depositary shall request from
the Owners.  No Share shall be
accepted for deposit unless
accompanied by evidence
satisfactory to the Depositary
that any necessary approval
has been granted by any
governmental body in Singapore
which is then performing the
function of the regulation of
currency exchange.

            7.		CHARGES OF
DEPOSITARY.

		The Company agrees
to pay the fees, reasonable
expenses and outofpocket
charges of the Depositary and
those of any Registrar only in
accordance with agreements in
writing entered into between
the Depositary and the Company
from time to time.  The
Depositary shall present its
statement for such charges and
expenses to the Company once
every three months.  The
charges and expenses of the
Custodian are for the sole
account of the Depositary.

		The following
charges shall be incurred by
any party depositing or
withdrawing Shares or by any
party surrendering Receipts or
to whom Receipts are issued
(including, without
limitation, issuance pursuant
to a stock dividend or stock
split declared by the Company
or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.03 of
the Deposit Agreement),
whichever applicable:
(1) taxes and other govern-
mental charges, (2) such
registration fees as may from
time to time be in effect for
the registration of transfers
of Shares generally on the
Share register of the Company
or Foreign Registrar and
applicable to transfers of
Shares to the name of the
Depositary or its nominee or
the Custodian or its nominee
on the making of deposits or
withdrawals under the terms of
the Deposit Agreement,
(3) such cable, telex and
facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, (4) such expenses
as are incurred by the
Depositary in the conversion
of foreign currency pursuant
to Section 4.05 of the Deposit
Agreement, (5) a fee of $5.00
or less per 100 American
Depositary Shares (or portion
thereof) for the execution and
delivery of Receipts pursuant
to Section 2.03, 4.03 or 4.04
of the Deposit Agreement and
the surrender of Receipts
pursuant to Section 2.05 or
6.02 of the Deposit Agreement,
(6) a fee of $.02 or less per
American Depositary Share (or
portion thereof) for any cash
distribution made pursuant to
Sections 4.01 through 4.04 of
the Deposit Agreement and (7)
a fee for the distribution of
securities pursuant to
Section 4.02 of the Deposit
Agreement, such fee being in
an amount equal to the fee for
the execution and delivery of
American Depositary Shares
referred to above which would
have been charged as a result
of the deposit of such
securities (for purposes of
this clause 7 treating all
such securities as if they
were Shares), but which
securities are instead
distributed by the Depositary
to Owners.

		The Depositary,
subject to Article 8 hereof,
may own and deal in any class
of securities of the Company
and its affiliates and in
Receipts.

            8.		PRERELEASE OF
RECEIPTS.

		Notwithstanding
Section 2.03 of the Deposit
Agreement, unless requested by
the Company to cease doing so,
 the Depositary may execute
and deliver Receipts prior to
the receipt of Shares pursuant
to Section 2.02 of the Deposit
Agreement (a PreRelease).  The
Depositary may, pursuant to
Section 2.05 of the Deposit
Agreement, deliver Shares upon
the receipt and cancellation
of Receipts which have been
PreReleased, whether or not
such cancellation is prior to
the termination of such
PreRelease or the Depositary
knows that such Receipt has
been PreReleased.  The De-
positary may receive Receipts
in lieu of Shares in satisfac-
tion of a PreRelease.  Each
PreRelease will be
(a) preceded or accompanied by
a written representation from
the person to whom Receipts
are to be delivered (the Pre
Releasee) that such
PreReleasee, or its customer,
(i) owns the Shares or Re-
ceipts to be remitted, as the
case may be, and (ii) assigns
all beneficial right, title
and interest in such Shares or
Receipts, as the case may be,
to the Depositary in its
capacity as such and for the
benefit of the Owners, (b) at
all times fully collateralized
with cash, U.S. government
securities or other collateral
of comparable liquidity and
security, (c) terminable by
the Depositary on not more
than five (5) business days
notice, and (d) subject to
such further indemnities and
credit regulations as the
Depositary deems appropriate.
 The number of American
Depositary Shares which are
outstanding at any time as a
result of PreReleases will not
normally exceed thirty percent
(30%) of the Shares deposited
under the Deposit Agreement
provided, however, that the
Depositary reserves the right
to change or disregard such
limit from time to time as it
reasonably deems appropriate,
and may, with the prior
written consent of the
Company, change such limit for
purposes of general
application.  The Depositary
will also set Dollar limits
with respect to PreRelease
transactions to be done under
the Deposit Agreement with any
particular PreReleasee on a
case by case basis as the
Depositary deems appropriate.
 The collateral referred to in
clause (b) above shall be held
by the Depositary as security
for the performance of the Pre
Releasees obligations in
connection herewith, including
the PreReleasees obligation
to deliver Shares or Receipts
upon termination of a
PreReleasee transaction (and
shall not, for the avoidance
of doubt, constitute Deposited
Securities under the deposit
Agreement).  The Company shall
not incur any liability to any
Owner or Beneficial Owner as a
result of any transaction un-
der Section 2.09 of the
Deposit Agreement.

		The Depositary may
retain for its own account any
compensation received by it in
connection with the foregoing.

            9.		TITLE TO
RECEIPTS.

		It is a condition of
this Receipt and every succes-
sive Owner and Beneficial
Owner of this Receipt by
accepting or holding the same
consents and agrees, that
title to this Receipt when
properly endorsed or
accompanied by proper in-
struments of transfer, is
transferable by delivery with
the same effect as in the case
of a negotiable instrument
under the laws of New York
provided, however, that the
Depositary, notwithstanding
any notice to the contrary,
may treat the person in whose
name this Receipt is
registered on the books of the
Depositary as the absolute
owner hereof for the purpose
of determining the person
entitled to distribution of
dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other
purposes.

            10.		VALIDITY OF
RECEIPT.

		This Receipt shall
not be entitled to any
benefits under the Deposit
Agreement or be valid or
obligatory for any purpose,
unless this Receipt shall have
been executed by the
Depositary by the manual
signature of a duly authorized
signatory of the Depositary
provided however that such
signature may be a facsimile
if a Registrar for the
Receipts shall have been
appointed and such Receipts
are countersigned by the
manual or facsimile signature
of a duly authorized officer
of the Registrar.

            11.		REPORTS
INSPECTION OF TRANSFER BOOKS.

		The Company
currently furnishes the
Securities and Exchange
Commission (hereinafter called
the Commission) with certain
public reports and documents
required by foreign law or
otherwise under Rule 12g32(b)
under the Securities Exchange
Act of 1934.  Such reports and
communications will be
available for inspection and
copying at the public
reference facilities
maintained by the Commission
located at 450 Fifth Street,
N.W., Washington, D.C. 20549.

		The Depositary will
make available for inspection
by Owners of Receipts at its
Corporate Trust Office any re-
ports and communications,
including any proxy soliciting
material, received from the
Company which are both
(a) received by the Depositary
as the holder of the Deposited
Securities and (b) made
generally available to the
holders of such Deposited
Securities by the Company.
The Depositary will also send
to Owners of Receipts copies
of such reports when furnished
by the Company pursuant to the
Deposit Agreement.  Any such
reports and communications,
including any such proxy
soliciting material, furnished
to the Depositary by the Com-
pany shall be furnished in
English to the extent such
materials are required to be
translated into English
pursuant to any regulations of
the Commission.

		The Depositary will
keep books, at its Corporate
Trust Office, for the
registration of Receipts and
transfers of Receipts which at
all reasonable times shall be
open for inspection by the
Owners and the Company
provided that such inspection
shall not be for the purpose
of communicating with Owners
of Receipts in the interest of
a business or object other
than the business of the
Company or a matter related to
the Deposit Agreement or the
Receipts.

            12.		DIVIDENDS AND
DISTRIBUTIONS.

		Whenever the
Depositary receives any cash
dividend or other cash
distribution on any Deposited
Securities, the Depositary
will, if at the time of
receipt thereof any amounts
received in a foreign currency
can in the judgment of the
Depositary be converted on a
reasonable basis into United
States dollars transferable to
the United States, and subject
to the Deposit Agreement,
convert such dividend or
distribution into dollars and
will distribute the amount
thus received (net of the fees
and expenses of the Depositary
as provided in Article 7
hereof and Section 5.09 of the
Deposit Agreement) to the
Owners of Receipts entitled
thereto provided, however,
that in the event that the
Company or the Depositary is
required to withhold and does
withhold from any cash
dividend or other cash
distribution in respect of any
Deposited Securities an amount
on account of taxes, the
amount distributed to the
Owners of the Receipts
evidencing American Depositary
Shares representing such
Deposited Securities shall be
reduced accordingly.

		Subject to the
provisions of Section 4.11 and
5.09 of the Deposit Agreement,
whenever the Depositary
receives any distribution
other than a distribution
described in Section 4.01,
4.03 or 4.04 of the Deposit
Agreement, the Depositary will
cause the securities or
property received by it to be
distributed to the Owners
entitled thereto, in any
manner that the Depositary may
deem equitable and practicable
for accomplishing such distri-
bution provided, however, that
if in the opinion of the
Depositary such distribution
cannot be made proportionately
among the Owners of Receipts
entitled thereto, or if for
any other reason the
Depositary deems such
distribution not to be
feasible, the Depositary may
(after consultation with the
Company where practicable)
adopt such method as it may
deem equitable and practicable
for the purpose of effecting
such distribution, including,
but not limited to, the public
or private sale of the
securities or property thus
received, or any part thereof,
and the net proceeds of any
such sale (net of the fees and
expenses of the Depositary as
provided in Article 7 hereof
and Section 5.09 of the
Deposit Agreement) will be
distributed by the Depositary
to the Owners of Receipts
entitled thereto all in the
manner and subject to the
conditions described in
Section 4.01 of the Deposit
Agreement.

		If any distribution
consists of a dividend in, or
free distribution of, Shares,
the Depositary may distribute
to the Owners of outstanding
Receipts entitled thereto, ad-
ditional Receipts evidencing
an aggregate number of
American Depositary Shares
representing the amount of
Shares received as such
dividend or free distribution
subject to the terms and
conditions of the Deposit
Agreement with respect to the
deposit of Shares and the
issuance of American
Depositary Shares evidenced by
Receipts, including the
withholding of any tax or
other governmental charge as
provided in Section 4.11 of
the Deposit Agreement and the
payment of the fees and
expenses of the Depositary as
provided in Article 7 hereof
and Section 5.09 of the
Deposit Agreement.  In lieu of
delivering Receipts for
fractional American Depositary
Shares in any such case, the
Depositary will sell the
amount of Shares represented
by the aggregate of such
fractions and distribute the
net proceeds, all in the
manner and subject to the
conditions described in
Section 4.01 of the Deposit
Agreement.  If additional
Receipts are not so
distributed (except pursuant
to the preceding sentence),
each American Depositary Share
shall thenceforth also
represent the additional
Shares distributed upon the
Deposited Securities
represented thereby.

		In the event that
the Depositary determines that
any distribution in property
(including Shares and rights
to subscribe therefor) is
subject to any tax or other
governmental charge which the
Depositary is obligated to
withhold, the Depositary may
by public or private sale
dispose of all or a portion of
such property (including
Shares and rights to subscribe
therefor) in such amounts and
in such manner as the
Depositary deems necessary and
practicable to pay any such
taxes or charges, and the
Depositary shall distribute
the net proceeds of any such
sale after deduction of such
taxes or charges to the Owners
of Receipts entitled thereto.

            13.		RIGHTS.

		In the event that
the Company shall offer or
cause to be offered to the
holders of any Deposited
Securities any rights to
subscribe for additional
Shares or any rights of any
other nature, the Depositary
shall (after consultation with
the Company) have discretion
as to the procedure to be
followed in making such rights
available to any Owners or in
disposing of such rights on
behalf of any Owners and
making the net proceeds
available to such Owners or,
if by the terms of such rights
offering or for any other
reason, the Depositary may not
either make such rights avail-
able to any Owners or dispose
of such rights and make the
net proceeds available to such
Owners, then the Depositary
shall (after consultation with
the Company) allow the rights
to lapse.  If at the time of
the offering of any rights the
Depositary determines in its
discretion that it is lawful
and feasible to make such
rights available to all or
certain Owners but not to
other Owners, the Depositary
may distribute to any Owner to
whom it determines the distri-
bution to be lawful and
feasible, in proportion to the
number of American Depositary
Shares held by such Owner,
warrants or other instruments
therefor in such form as it
deems appropriate.

		In circumstances in
which rights would otherwise
not be distributed, if an
Owner of Receipts requests the
distribution of warrants or
other instruments in order to
exercise the rights allocable
to the American Depositary
Shares of such Owner under the
Deposit Agreement, the
Depositary will make such
rights available to such Owner
upon written notice from the
Company to the Depositary that
(a) the Company has elected in
its sole discretion to permit
such rights to be exercised
and (b) such Owner has
executed such documents as the
Company has determined in its
sole discretion are reasonably
required under applicable law.

		If the Depositary
has distributed warrants or
other instruments for rights
to all or certain Owners, then
upon instruction from such an
Owner pursuant to such
warrants or other instruments
to the Depositary from such
Owner to exercise such rights,
upon payment by such Owner to
the Depositary for the account
of such Owner of an amount
equal to the purchase price of
the Shares to be received upon
the exercise of the rights,
and upon payment of the fees
and expenses of the Depositary
and any other charges as set
forth in such warrants or
other instruments, the
Depositary shall, on behalf of
such Owner, exercise the
rights and purchase the
Shares, and the Company shall
cause the Shares so purchased
to be delivered to the
Depositary on behalf of such
Owner.  As agent for such
Owner, the Depositary will
cause the Shares so purchased
to be deposited pursuant to
Section 2.02 of the Deposit
Agreement, and shall, pursuant
to Section 2.03 of the Deposit
Agreement, execute and deliver
Receipts to such Owner.  In
the case of a distribution
pursuant to the second
paragraph of this Article 13,
such Receipts shall be
legended in accordance with
applicable U.S. laws, and
shall be subject to the
appropriate restrictions on
sale, deposit, cancellation,
and transfer under such laws.

		If the Depositary
determines in its discretion
that it is not lawful and
feasible to make such rights
available to all or certain
Owners, it may sell the
rights, warrants or other
instruments in proportion to
the number of American
Depositary Shares held by the
Owners to whom it has deter-
mined it may not lawfully or
feasibly make such rights
available, and allocate the
net proceeds of such sales
(net of the fees and expenses
of the Depositary as provided
in Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable
in connection with such rights
and subject to the terms and
conditions of the Deposit
Agreement) for the account of
such Owners otherwise entitled
to such rights, warrants or
other instruments, upon an
averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange
restrictions or the date of
delivery of any Receipt or
otherwise.

		The Depositary will
not offer rights to Owners un-
less both the rights and the
securities to which such
rights relate are either
exempt from registration under
the Securities Act of 1933
with respect to a distribution
to all Owners or are
registered under the
provisions of such Act
provided, that nothing in the
Deposit Agreement shall
create, any obligation on the
part of the Company to file a
registration statement with
respect to such rights or
underlying securities or to
endeavor to have such a
registration statement
declared effective.  If an
Owner of Receipts requests the
distribution of warrants or
other instruments,
notwithstanding that there has
been no such registration
under such Act, the Depositary
shall not effect such
distribution unless it has
received an opinion from
recognized counsel in the
United States for the Company
upon which the Depositary may
rely that such distribution to
such Owner is exempt from such
registration.

		The Depositary shall
not be responsible for any
failure to determine that it
may be lawful or feasible to
make such rights available to
Owners in general or any Owner
in particular.

            14.		CONVERSION OF
FOREIGN CURRENCY.

		Whenever the
Depositary or the Custodian
shall receive foreign
currency, by way of dividends
or other distributions or the
net proceeds from the sale of
securities, property or
rights, and if at the time of
the receipt thereof the
foreign currency so received
can in the judgment of the
Depositary be converted on a
reasonable basis into Dollars
and the resulting Dollars
transferred to the United
States, the Depositary shall
convert or cause to be
converted, by sale or in any
other manner that it may
determine, such foreign
currency into Dollars, and
such Dollars shall be dis-
tributed to the Owners
entitled thereto or, if the
Depositary shall have
distributed any warrants or
other instruments which
entitle the holders thereof to
such Dollars, then to the
holders of such warrants
and/or instruments upon sur-
render thereof for
cancellation.  Such
distribution may be made upon
an averaged or other
practicable basis without re-
gard to any distinctions among
Owners on account of exchange
restrictions, the date of
delivery of any Receipt or
otherwise and shall be net of
any expenses of conversion
into Dollars incurred by the
Depositary as provided in
Section 5.09 of the Deposit
Agreement.

		If such conversion
or distribution can be
effected only with the
approval or license of any
government or agency thereof,
the Depositary shall file such
application for approval or
license, if any, as it may
deem desirable.

		If at any time the
Depositary shall determine
that in its judgment any
foreign currency received by
the Depositary or the
Custodian is not convertible
on a reasonable basis into
Dollars transferable to the
United States, or if any
approval or license of any
government or agency thereof
which is required for such
conversion is denied or in the
opinion of the Depositary is
not obtainable, or if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary, the Depositary may
distribute the foreign
currency (or an appropriate
document evidencing the right
to receive such foreign
currency) received by the De-
positary to, or in its
discretion may hold such
foreign currency uninvested
and without liability for
interest thereon for the
respective accounts of, the
Owners entitled to receive the
same.

		If any such
conversion of foreign
currency, in whole or in part,
cannot be effected for
distribution to some of the
Owners entitled thereto, the
Depositary may in its
discretion make such
conversion and distribution in
Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by
the Depositary to, or hold
such balance uninvested and
without liability for interest
thereon for the respective
accounts of, the Owners
entitled thereto.

            15.		RECORD DATES.

		Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be made,
or whenever rights shall be
issued with respect to the
Deposited Securities, or
whenever the Depositary shall
receive notice of any meeting
of holders of Shares or other
Deposited Securities, or
whenever for any reason the
Depositary causes a change in
the number of Shares that are
represented by each American
Depositary Share, or whenever
the Depositary shall find it
necessary or convenient, the
Depositary shall, after
consultation with the Company,
fix a record date (a) for the
determination of the Owners of
Receipts who shall be
(i) entitled to receive such
dividend, distribution or
rights or the net proceeds of
the sale thereof or
(ii) entitled to give instruc-
tions for the exercise of
voting rights at any such
meeting, or (b) on or after
which each American Depositary
Share will represent the
changed number of Shares,
subject to the provisions of
the Deposit Agreement.

            16.		VOTING OF
DEPOSITED SECURITIES.

		Upon receipt of
notice of any meeting of
holders of Shares or other
Deposited Securities, if
requested in writing by the
Company, the Depositary shall,
as soon as practicable
thereafter, mail to the Owners
of Receipts a notice, the form
of which notice shall be in
the sole discretion of the De-
positary, which shall contain
(a) such information as is
contained in such notice of
meeting received by the
Depositary from the Company,
(b) a statement that the
Owners of Receipts as of the
close of business on a
specified record date will be
entitled, subject to any
applicable provision of law
and of the Articles of
Association of the Company, to
instruct the Depositary as to
the exercise of the voting
rights, if any, pertaining to
the amount of Shares or other
Deposited Securities
represented by their
respective American Depositary
Shares, and (c) a statement as
to the manner in which such
instructions may be given.
Upon the written request of an
Owner of a Receipt on such
record date, received on or
before the date established by
the Depositary for such pur-
pose, the Depositary shall
endeavor insofar as
practicable to vote or cause
to be voted the amount of
Shares or other Deposited
Securities represented by such
American Depositary Shares
evidenced by such Receipt in
accordance with the in-
structions set forth in such
request.  The Depositary shall
not vote or attempt to
exercise the right to vote
that attaches to the Shares or
other Deposited Securities,
other than in accordance with
such instructions.

            17.		CHANGES
AFFECTING DEPOSITED
SECURITIES.

		In circumstances
where the provisions of Sec-
tion 4.03 of the Deposit
Agreement do not apply, upon
any change in nominal value,
change in par value, splitup,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the Company
or to which it is a party, any
securities which shall be re-
ceived by the Depositary or a
Custodian in exchange for or
in conversion of or in respect
of Deposited Securities shall
be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall
thenceforth represent, in
addition to the existing
Deposited Securities, the
right to receive the new
Deposited Securities so
received in exchange or
conversion, unless additional
Receipts are delivered
pursuant to the following
sentence.  In any such case
the Depositary may and shall,
at the Companys request,  ex-
ecute and deliver additional
Receipts as in the case of a
dividend in Shares, or call
for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such
new Deposited Securities.

            18.		LIABILITY OF
THE COMPANY AND DEPOSITARY.

		Neither the
Depositary nor the Company nor
any of their respective
directors, employees, agents
or affiliates shall incur any
liability to any Owner or
Beneficial Owner of any
Receipt, if by reason of any
provision of any present or
future law or regulation of
the United States or any other
country, or of any other
governmental or regulatory
authority, or by reason of any
provision, present or future,
of the Articles of Association
of the Company, or by reason
of any provision of any
securities issued or
distributed by the Company, or
any offering or distribution
thereof, or by reason of any
act of God or war or other
circumstances beyond its
control, the Depositary or the
Company shall be prevented,
delayed or forbidden from or
be subject to any civil or
criminal penalty on account of
doing or performing any act or
thing which by the terms of
the Deposit Agreement or
Deposited Securities it is
provided shall be done or
performed nor shall the
Depositary or the Company or
any of their respective
directors, employees, agents
or affiliates incur any
liability to any Owner or
Beneficial Owner of a Receipt
by reason of any
nonperformance or delay,
caused as aforesaid, in the
performance of any act or
thing which by the terms of
the Deposit Agreement it is
provided shall or may be done
or performed, or by reason of
any exercise of, or failure to
exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the
terms of a distribution
pursuant to Section 4.01, 4.02
or 4.03 of the Deposit
Agreement, or an offering or
distribution pursuant to
Section 4.04 of the Deposit
Agreement, such distribution
or offering may not be made
available to Owners of
Receipts, and the Depositary
may not dispose of such
distribution or offering on
behalf of such Owners and make
the net proceeds available to
such Owners, then the
Depositary shall not make such
distribution or offering, and
shall allow any rights, if
applicable, to lapse.  Neither
the Company nor the Depositary
assumes any obligation or
shall be subject to any
liability under the Deposit
Agreement to Owners or
Beneficial Owners of Receipts,
except that they agree to
perform their obligations
specifically set forth in the
Deposit Agreement without
negligence or bad faith.  The
Depositary shall not be
subject to any liability with
respect to the validity or
worth of the Deposited
Securities.  Neither the
Depositary nor the Company
shall be under any obligation
to appear in, prosecute or de-
fend any action, suit, or
other proceeding in respect of
any Deposited Securities or in
respect of the Receipts, which
in its opinion may involve it
in expense or liability,
unless indemnity satisfactory
to it against all expense and
liability shall be furnished
as often as may be required,
and the Custodian shall not be
under any obligation
whatsoever with respect to
such proceedings, the
responsibility of the
Custodian being solely to the
Depositary.  Neither the De-
positary nor the Company shall
be liable for any action or
nonaction by it in reliance
upon the advice of or
information from legal
counsel, accountants, any
person presenting Shares for
deposit, any Owner or
Beneficial Owner of a Receipt,
or any other person believed
by it in good faith to be
competent to give such advice
or information.  The
Depositary shall not be
responsible for any failure to
carry out any instructions to
vote any of the Deposited
Securities, or for the manner
in which any such vote is cast
or the effect of any such
vote, provided that any such
action or nonaction is in good
faith and in accordance with
the terms of the Deposit
Agreement.  The Depositary
shall not be liable for any
acts or omissions made by a
successor depositary whether
in connection with a previous
act or omission of the
Depositary or in connection
with a matter arising wholly
after the removal or
resignation of the Depositary,
provided that in connection
with the issue out of which
such potential liability
arises, the Depositary
performed its obligations
without negligence or bad
faith while it acted as
Depositary.  The Company
agrees to indemnify the
Depositary, its directors,
employees, agents and
affiliates and any Custodian
against, and hold each of them
harmless from, any liability
or expense (including, but not
limited to, the expenses of
counsel) which may arise out
of acts performed or omitted,
in accordance with the
provisions of the Deposit
Agreement and of the Receipts,
as the same may be amended,
modified, or supplemented from
time to time, (i) by either
the Depositary or a Custodian
or their respective directors,
employees, agents and
affiliates, except for any
liability or expense arising
out of the negligence or bad
faith of any of them, or (ii)
by the Company or any of its
directors, employees, agents
and affiliates.  No disclaimer
of liability under the
Securities Act of 1933 is
intended by any provision of
the Deposit Agreement.

            19.		RESIGNATION AND
REMOVAL OF THE DEPOSITARY
APPOINTMENT OF SUCCESSOR
CUSTODIAN.

		The Depositary may
at any time resign as
Depositary under the Deposit
Agreement by written notice of
its election so to do deliv-
ered to the Company, such
resignation to take effect
upon the appointment of a
successor depositary and its
acceptance of such appointment
as provided in the Deposit
Agreement.  The Depositary may
at any time be removed by the
Company by written notice of
such removal, effective upon
the appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.  Whenever the
Depositary in its discretion
determines that it is in the
best interest of the Owners of
Receipts to do so, it may ap-
point a substitute or
additional custodian or
custodians.  Upon such change,
the Depositary shall give
notice thereof in writing to
each Custodian and the
Company.

            20.		AMENDMENT.

		The form of the
Receipts and any provisions of
the Deposit Agreement may at
any time and from time to time
be amended by agreement
between the Company and the
Depositary without the consent
of Owners or Beneficial Owners
of Receipts in any respect
which they may deem necessary
or desirable.  Any amendment
which shall impose or increase
any fees or charges (other
than taxes and other
governmental charges,
registration fees and cable,
telex or facsimile
transmission costs, delivery
costs or other such expenses),
or which shall otherwise
prejudice any substantial
existing right of Owners of
Receipts, shall, however, not
become effective as to out-
standing Receipts until the
expiration of thirty days
after notice of such amendment
shall have been given to the
Owners of outstanding
Receipts.  Every Owner of a
Receipt at the time any
amendment so becomes effective
shall be deemed, by continuing
to hold such Receipt, to
consent and agree to such
amendment and to be bound by
the Deposit Agreement as
amended thereby.  In no event
shall any amendment impair the
right of the Owner of any
Receipt to surrender such
Receipt and receive therefor
the Deposited Securities
represented thereby except in
order to comply with mandatory
provisions of applicable law.

            21.		TERMINATION OF
DEPOSIT AGREEMENT.

		The Depositary at
any time at the direction of
the Company, shall terminate
the Deposit Agreement by
mailing notice of such
termination to the Owners of
all Receipts then outstanding
at least 90 days prior to the
date fixed in such notice for
such termination.  The
Depositary may likewise
terminate the Deposit
Agreement by mailing notice of
such termination to the
Company and the Owners of all
Receipts then outstanding if
at any time 90 days shall have
expired after the Depositary
shall have delivered to the
Company a written notice of
its election to resign and a
successor depositary shall not
have been appointed and
accepted its appointment as
provided in the Deposit
Agreement.  On and after the
date of termination, the Owner
of a Receipt will, upon (a)
surrender of such Receipt at
the Corporate Trust Office of
the Depositary, (b) payment of
the fee of the Depositary for
the surrender of Receipts
referred to in Section 2.05 of
the Deposit Agreement, and (c)
payment of any applicable
taxes or governmental charges,
be entitled to delivery, to
him or upon his order, of the
amount of Deposited Securities
represented by the American
Depositary Shares evidenced by
such Receipt.  If any Receipts
shall remain outstanding after
the date of termination, the
Depositary thereafter shall
discontinue the registration
of transfers of Receipts,
shall suspend the distribution
of dividends to the Owners
thereof, and shall not give
any further notices or perform
any further acts under the
Deposit Agreement, except that
the Depositary shall continue
to collect dividends and other
distributions pertaining to
Deposited Securities, shall
sell rights and other property
as provided in the Deposit
Agreement, and shall continue
to deliver Deposited
Securities, together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts
surrendered to the Depositary
(after deducting, in each
case, the fee of the
Depositary for the surrender
of a Receipt, any expenses for
the account of the Owner of
such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  At any
time after the expiration of
one year from the date of
termination, the Depositary
may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the
net proceeds of any such sale,
together with any other cash
then held by it thereunder,
unsegregated and without li-
ability for interest, for the
pro rata benefit of the Owners
of Receipts which have not
theretofore been surrendered,
such Owners thereupon becoming
general creditors of the
Depositary with respect to
such net proceeds.  After
making such sale, the
Depositary shall be discharged
from all obligations under the
Deposit Agreement, except to
account for such net proceeds
and other cash (after
deducting, in each case, the
fee of the Depositary for the
surrender of a Receipt, any
expenses for the account of
the Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental
charges).  Upon the
termination of the Deposit
Agreement, the Company shall
be discharged from all
obligations under the Deposit
Agreement except for its
obligations to the Depositary
with respect to
indemnification, charges, and
expenses.

      22.		DISCLOSURE OF
BENEFICIAL OWNERSHIP.

		Any person whether
already an Owner or not, shall
after acquiring directly or
indirectly an interest, as de-
fined in the Singapore
Companies Act (Chapter 50) in
any Share (either directly or
by virtue of the ownership of
Receipts) who has directly or
indirectly an interest in not
less than 5% (or such other
percentage as may be required
to be disclosed from time to
time under any law, regulation
or practice of Singapore) of
the Shares pursuant to the
Singapore Companies Act
(Chapter 50), the Stock
Exchange of Singapore Limited
Listing Manual and Corporate
Disclosure Policy, the
Singapore Code on TakeOvers
and Mergers or the Memorandum
and Articles of Association of
the Company or any other
statutory act or enactment
including rules and regula-
tions pursuant to any law from
time to time enforced in Sin-
gapore as the case may be,
within two days after becoming
beneficially interested, send
to the Company, at the address
set forth in Section 7.05 of
the Deposit Agreement, by reg-
istered or certified mail, the
following information:

		(1)	the background
and identity, residence and
citizenship of himself and
full particulars (including
the name of the person who is
registered as the holder) of
the Shares in which he has an
interest and full particulars
of each such interest and of
the circumstances by reason of
which he has that interest and

		(2)	the number of
Shares and Receipts in which
that person has an interest
and the number of Shares and
Receipts concerning which
there is a right to acquire,
directly, by (i) such person,
and (ii) by each Associate (as
defined in the Singapore
Companies Act (Chapter 50)) of
such person, giving full
particulars of the background,
identity, residence and
citizenship of each associate.

			If any change
occurs in the facts set forth
in the statements to the
Company pursuant to this
Article (22), the person
making such statement shall,
within in two days of such
change, send to the Company at
the address set forth in
Section 7.05 of the Deposit
Agreement by registered or
certified mail, an amendment
setting forth his name and
full particulars of the
change, including the day of
the change and the
circumstances by reason of
which that change has oc-
curred.

			The term person
shall include all natural
persons and bodies whether
incorporated or
unincorporated.  When two or
more persons or corporations
are related, or act as a
partnership, limited
partnership, syndicate or
other group for the purpose of
acquiring, holding or
disposing of securities of an
issuer, such syndicate or
group shall be deemed a person
for the purposes of this
Article.

      23.		COMPLIANCE WITH
INFORMATION REQUESTS.

		Notwithstanding any
other provision of the Deposit
Agreement, each Owner agrees
to comply with requests from
the Company, pursuant to the
Singapore Companies Act
(Chapter 50), the Stock
Exchange of Singapore Limited
Listing Manual and Corporate
Disclosure Policy, the
Singapore Code on TakeOvers
and Mergers, or the Memorandum
and Articles of Association of
the Company or any directive
of any supervisory authority
or statutory act or enactment
including rules and
regulations pursuant to any
law from time to time enforced
in Singapore which are made to
provide information as to the
capacity in which such Owner
owns Receipts and regarding
the identity or any other
person interested in such
Receipts and the nature of
such interest and shall, in
accordance with the provisions
of the Memorandum and Articles
of Association of the Company,
forfeit the right to direct
the voting of Shares as to
which compliance is not made,
and the Depositary agrees to
use its reasonable efforts to
comply with written requests
received from the Company
requesting that the Depositary
forward any such request from
the Company to the Owner.

      24.		 COMPLIANCE WITH
U.S. SECURITIES LAWS.

		Notwithstanding
anything in the Deposit
Agreement or this Receipt to
the contrary, the Company and
the Depositary each agrees
that it will not exercise any
rights it has under the
Deposit Agreement to prevent
the withdrawal or delivery of
Deposited Securities in a
manner which would violate the
U.S. securities laws,
including, but not limited to,
Section I.A.(1) of the General
Instructions to the Form F6
Registration Statement, as
amended from time to time,
under the Securities Act of
1933.



(..continued)












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